UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2008

HSBC Automotive Trust 2005-2

(Exact name of registrant as specified in its charter)

HSBC Auto Receivables Corporation

(Exact name of the depositor as specified in its charter)

HSBC Finance Corporation

(Exact name of the sponsor as specified in its charter)

Delaware	333-100512-06	Not applicable
(State or other jurisdiction of incorporation of registrant)	(Commission File Number of registrant)	(I.R.S. Employer Identification No. of registrant)
c/o HSBC FINANCE CORPORATION Attention: Michael J. Forde, Esq. 26525 North Riverwoods Boulevard, Mettawa, Illinois		60045
(Address of principal executive offices of registrant)		Zip Code

Registrant's telephone number, including area code (224) 544-2000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events
Item 8.01	Other Events.

On August 4, 2008, HSBC Finance Corporation, Sponsor and Servicer of HSBC Automotive Trust 2005-2, announced its decision to discontinue new auto loan originations from the dealer and direct-to-consumer channels. HSBC Finance Corporation will honor all outstanding loan commitments to its customers but anticipates that all new originations in these channels will cease within a 90 day period. HSBC Finance Corporation will continue to service and collect the existing auto loan portfolio and auto loans included in the trust estate as they pay down.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC AUTOMOTIVE TRUST 2005-2 By: HSBC AUTO RECEIVABLES CORPORATION By: /s/ Stephen E. Schaefers Name: Stephen E. Schaefers Title: Vice President and Assistant Treasurer

Dated: August 8, 2008

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